                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2000

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                1-7182                       13-2740599
-------------------------------------------------------------------------------
      (State or other           (Commission                (I.R.S. Employer
      jurisdiction of           File Number)               Identification No.)
      incorporation)


4 World Financial Center, New York, New York   10080
----------------------------------------------------

      (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-38792) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $25,000,000 aggregate principal amount of S&P 500(R) Market Index Target-Term Securities due November 20, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                         EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s S&P 500(R) Market Index Target-Term Securities due November 20, 2007.

          (5) & (23)     Opinion re: legality; consent of counsel.
                         Opinion of Brown & Wood LLP relating to the S&P 500(R)
                         Market Index Target-Term Securities due November 20,
                         2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s
                         Registration Statement relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                     (Registrant)



                              By:    /s/ John C. Stomber
                                    ---------------------
                                        John C. Stomber
                                    Senior Vice President
                                            and
                                          Treasurer

Date:  November 20, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                           MERRILL LYNCH & CO., INC.






                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED NOVEMBER 20, 2000

                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.   Description                                               Page
-----------   -----------                                               ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s S&P 500(R) Market Index Target-Term Securities due November 20, 2007.

(5) & (23)    Opinion re:  legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the S&P 500(R) Market Index Target-Term Securities due November 20, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).